Allianz Life Insurance Company
of North America

Index Advantage+ Select Income Annuity Application
                                                                                                                                Contract number   ____________________________________________________________
 1. Annuity Registration
Ownership is:  Individual/Joint                                                                                       Custodian                               Trust (Include the date of the trust in the name.)
 Religious organization (e.g., Church) (subject to approval)                                                                                                                               Corporation (e.g., LLC or Nonprofit) (subject to approval)  Endowment or Foundation (subject to approval)   Partnership or limited partnership (subject to approval)

a.	Owner
Individual Owner first name                                                                                MI                          Last name                                                                                Jr., Sr., III
Non-individual owner name (Attach Non-Individual Ownership Form)
Social Security Number/Tax Identification Number  Date of birth (mm/dd/yyyy)
                                                        Gender:  Male                                     Female

Are you a U.S. Citizen?	Yes (If yes, then proceed to address.)	No (If no, then proceed to next question.)
Are you a non-resident alien?	Yes (If yes, then you are not eligible for this product.)
No (If no, then proceed to Country of Citizenship.)
Country of Citizenship __________________________________________________________________________________

Street address (required if a PO Box is being used for mailing address)	City	State	ZIP code
Mailing address	City	State	ZIP code

Email address                                                                                                            Cell phone number                                                    Home phone number

b.	Joint Owner (Must be legally recognized spouses.)

First name                                                                                MI                          Last name                                                                                Jr., Sr., III

Social Security Number/Tax Identification Number  Date of birth (mm/dd/yyyy)
                                                        Gender:  Male                                     Female
Relationship to Owner:                                                                                                                         Spouse under a legally recognized marriage                                                                                                   Other
Are you a U.S. Citizen?                            Yes (If yes, then proceed to address.)                                                                                           No (If no, then proceed to next question.) Are you a non-resident alien?   Yes (If yes, then you are not eligible for this product.)
 No (If no, then proceed to Country of Citizenship.)
Country of Citizenship

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1. Annuity Registration (continued)
b. Joint Owner (Must be legally recognized spouses.) (continued)

Street address (required if a PO Box is being used for mailing address)	City	State	ZIP code
Mailing address	City	State	ZIP code

Email address                                                                                                            Cell phone number                                                    Home phone number

c. Annuitant (complete if different from Owner)

First name                                                                                MI                          Last name                                                                                Jr., Sr., III

Social Security Number/Tax Identification Number  Date of birth (mm/dd/yyyy)
                                                        Gender:  Male                                     Female
Relationship of Annuitant to Owner:                                                                                                                                             Spouse under a legally recognized marriage   Other
Is the Annuitant a U.S. Citizen?                                                                                                                                             Yes (If yes, then proceed to address.)   No (If no, then proceed to next question.)
Is the Annuitant a non-resident alien?   Yes (If yes, then the Annuitant is not eligible for this product.)
 No (If no, then proceed to Country of Citizenship.)
Country of Citizenship  ________________________________________________________

Street address (required if a PO Box is being used for mailing address)	City	State	ZIP code
Mailing address	City	State	ZIP code

Email address                                                                                                            Cell phone number                                                    Home phone number

2. Optional Death Benefit

Maximum Anniversary Value Death Benefit (Carries an additional charge)
3. Index Effective Date (This section must be completed.)

•
The Index Effective Date can be any Business Day from the Issue Date up to and including the first Quarterly Contract Anniversary. However, it cannot be the 29th, 30th, or 31st of a month. If the Index Effective Date would occur on the 29th, 30th, or 31st of a month, or on a day that is not a Business Day, we change the Index Effective Date to be the next available Business Day.

•	If the Index Effective Date is not the Issue Date, Purchase Payments will be placed in the AZL® Government Money Market Fund until the Index Effective Date.
 Earliest Index Effective Date – If chosen, the earliest Index Effective Date is the Issue Date of the Contract when the initial Purchase Payment, application, and requirements are received in good order. This option is not designed to accommodate multiple Purchase Payments (e.g., 1035 exchanges, tax qualified transfers/rollovers, etc.) expected before the first Quarterly Contract Anniversary.
OR
 Deferred Index Effective Date – If chosen, the deferred Index Effective Date is the first Quarterly Contract Anniversary. You can change the Index Effective Date prior to the first Quarterly Contract Anniversary by contacting Allianz. This option is designed to accommodate multiple Purchase Payments expected before the first Quarterly Contract Anniversary.
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 4. Index Options
•	Allocations must be in whole percentages (e.g., 33.3% or dollars are not permitted) which total 100%.
•	If Purchase Payments are received before the Index Effective Date the following will occur:
-	Your Purchase Payments will be placed in the AZL® Government Money Market Fund.
-	Then, on the Index Effective Date we will rebalance your Contract Value among your selected Index Options below.
•	If additional Purchase Payments are received after the Index Effective Date then your Purchase Payment will be placed in the AZL® Government Money Market Fund until the next Index Anniversary.
•	Please see the current prospectus for allocation requirements.
Index Options
  Index Performance Strategy with 1-Year Term

10% Buffer	20% Buffer	30% Buffer
% S&P 500® Index	% S&P 500® Index	% S&P 500® Index
% Russell 2000® Index	% Russell 2000® Index	% Russell 2000® Index
% Nasdaq-100® Index	% Nasdaq-100® Index	% Nasdaq-100® Index
% iShares® MSCI Emerging	% iShares® MSCI Emerging	% iShares® MSCI Emerging
Markets ETF	Markets ETF	Markets ETF
% EURO STOXX 50®	% EURO STOXX 50®	% EURO STOXX 50®

 Index Performance Strategy with 3-Year Term

10% Buffer	20% Buffer	30% Buffer
% S&P 500® Index	% S&P 500® Index	% S&P 500® Index
% Russell 2000® Index	% Russell 2000® Index	% Russell 2000® Index

 Index Performance Strategy with 6-Year Term

10% Buffer	20% Buffer	30% Buffer
% S&P 500® Index	% S&P 500® Index	% S&P 500® Index
% Russell 2000® Index	% Russell 2000® Index	% Russell 2000® Index

 Index Guard Strategy with 1-Year Term
-10% Floor

% S&P 500® Index
% Russell 2000® Index
% Nasdaq-100® Index
% iShares® MSCI Emerging Markets ETF
% EURO STOXX 50®

 Index Precision Strategy with 1-Year Term
10% Buffer
% S&P 500® Index
% Russell 2000® Index
% Nasdaq-100® Index
% iShares® MSCI Emerging Markets ETF
% EURO STOXX 50®
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 4. Index Options (continued)

 Index Dual Precision Strategy with 1-Year Term

10% Buffer	20% Buffer	30% Buffer
% S&P 500® Index	% S&P 500® Index	% S&P 500® Index
% Russell 2000® Index	% Russell 2000® Index	% Russell 2000® Index
% Nasdaq-100® Index	% Nasdaq-100® Index	% Nasdaq-100® Index
% iShares® MSCI Emerging	% iShares® MSCI Emerging	% iShares® MSCI Emerging
Markets ETF	Markets ETF	Markets ETF
% EURO STOXX 50®	% EURO STOXX 50®	% EURO STOXX 50®

 Index Dual Precision Strategy with 3-Year Term

10% Buffer	20% Buffer	30% Buffer
% S&P 500® Index	% S&P 500® Index	% S&P 500® Index
% Russell 2000® Index	% Russell 2000® Index	% Russell 2000® Index

 Index Dual Precision Strategy with 6-Year Term

10% Buffer	20% Buffer	30% Buffer
% S&P 500® Index	% S&P 500® Index	% S&P 500® Index
% Russell 2000® Index	% Russell 2000® Index	% Russell 2000® Index

 Index Protection Strategy with Trigger with 1-Year Term 1
% S&P 500® Index
% Russell 2000® Index
% Nasdaq-100® Index
% iShares® MSCI Emerging Markets ETF
% EURO STOXX 50®

 Index Protection Strategy with Cap with 1-Year Term 1
% S&P 500® Index
% Russell 2000® Index
% Nasdaq-100® Index
% iShares® MSCI Emerging Markets ETF
% EURO STOXX 50®
Total of     ____________      % (must equal 100%)
1 100% protection against index loss
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 5. Beneficiary Designation
•	Individual Owner cannot be named as their own beneficiary
•	If the Owner is a Custodian, then the Owner must be the sole primary beneficiary
•	Unless otherwise specified, the surviving beneficiaries within a class will share equally

a. Beneficiary Designation:  Individual                                                                                     Trust                           Corporation   Custodian
Type:  Primary   Contingent
Percentage

First Name/Trust or Corporation Name                                                                                                    MI                    Last Name

Date of Birth1  Date of Trust

                                                                    Gender:  Male                                   Female

Social Security Number1/Tax Identification Number                                                                                                                        Relationship to Owner(s)
        Street Address                                                       City                                             State                                  Zip Code

        Phone Number                                Email
b. Beneficiary Designation:  Individual                                                                                     Trust                           Corporation   Custodian
Type:  Primary   Contingent
Percentage

First Name/Trust or Corporation Name                                                                                                    MI                    Last Name

Date of Birth1  Date of Trust

                                                                    Gender:  Male                                   Female

Social Security Number1/Tax Identification Number                                                                                                                        Relationship to Owner(s)
        Street Address                                                       City                                             State                                  Zip Code

        Phone Number                                Email

        1Required if spouse

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 5. Beneficiary Designation (continued)
c. Beneficiary Designation:  Individual                                                                                     Trust                           Corporation   Custodian
Type:  Primary   Contingent
Percentage

First Name/Trust or Corporation Name                                                                                                    MI                    Last Name

Date of Birth1  Date of Trust

                                                                    Gender:  Male                                   Female

Social Security Number1/Tax Identification Number                                                                                                                        Relationship to Owner(s)
        Street Address                                                       City                                             State                                  Zip Code

        Phone Number                                Email
d. Beneficiary Designation:  Individual                                                                                     Trust                           Corporation   Custodian
Type:  Primary   Contingent
Percentage

First Name/Trust or Corporation Name                                                                                                    MI                    Last Name

Date of Birth1  Date of Trust

                                                                    Gender:  Male                                   Female

Social Security Number1/Tax Identification Number                                                                                                                        Relationship to Owner(s)
        Street Address                                                       City                                             State                                  Zip Code

        Phone Number                                Email

        1Required if spouse

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6. Purchase Payment (This section must be completed.) Make check(s) payable to Allianz Life Insurance Company of North America (Allianz).
Include replacement forms if required
Method of Payment (Select all that apply)
 Purchase Payment enclosed with application.                                                                                                                                                      Total amount enclosed: $
Plan type at prior financial institution or contribution instructions:
Qualified                                                                                          Roth (Qualified)
 Traditional IRA                                                                                           Contribution to Roth IRA for year
 SEP IRA                                                                                           Roth IRA
 Employer contribution to SEP IRA                                                                                          Inherited IRA (Qualified)
Contribution to Traditional IRA for year                                                                                                  NOTE: Inherited IRA contracts are not available for this product
SIMPLE IRA                                                                                       Inherited IRA
Qualified Plan (401(a) plan)                                                                                       Inherited Roth IRA
401(k)                                                                                       Inherited SEP IRA
401(k) Roth                                                                                       Inherited SIMPLE IRA
457(b) Plan                                                                                      Nonqualified
HR10/Keogh                                                                                       Other nonqualified payment
Profit Sharing Plan
Money Purchase Plan
One Person Defined Benefit Plan
Pension
TSA (403(b))
Other

 This Contract will be funded by money requested or facilitated by Allianz with transfer forms included.
If 1035 exchange or tax-qualified transfer, complete the Authorization to Transfer Funds form.
Total expected amount: $

 This Contract will be funded by money requested or facilitated by Allianz when transfer forms are received at a later date.
If 1035 exchange or tax-qualified transfer, complete the Authorization to Transfer Funds form.
Total expected amount: $

This Contract will be funded by money not requested or facilitated by Allianz.                                                                                                                                                                                              Total expected amount: $
Plan type at prior financial institution or contribution instructions:
Qualified                                                                                          Roth (Qualified)
 Traditional IRA                                                                                           Contribution to Roth IRA for year
 SEP IRA                                                                                           Roth IRA
 Employer contribution to SEP IRA                                                                                          Inherited IRA (Qualified)
 Contribution to Traditional IRA for year                                                                                                      NOTE: Inherited IRA contracts are not available for this product  SIMPLE IRA   Inherited IRA
 Qualified Plan (401(a) plan)                                                                                           Inherited Roth IRA
 401(k)                                                                                           Inherited SEP IRA
 401(k) Roth                                                                                           Inherited SIMPLE IRA
 457(b) Plan                                                                                          Nonqualified
 HR10/Keogh                                                                                           Other nonqualified payment
 Profit Sharing Plan
 Money Purchase Plan
 One Person Defined Benefit Plan
 Pension
 TSA (403(b))
 Other
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 7. Plan Specifics (This section must be completed to indicate how this Contract should be issued.)

Nonqualified:	Nonqualified
IRA:	Traditional IRA	SEP IRA	Roth IRA	Roth IRA (conversion of existing IRA)

 8. Replacement (This section must be completed.)
 Yes  No  Do you have existing life insurance policies or annuity contracts?
 Yes  No  Will the annuity contract applied for replace or change existing policies or contracts?
Notice to Financial Professional: If the Owner does have existing life insurance policies or annuity contracts and the application is being written in an NAIC replacement model state, Allianz requires that you must present and read to the Owner the Replacement of Life Insurance or Annuity form and return the notice, signed by both the Financial Professional and Owner, with the Application. Replacement forms must be signed and dated on or before the application signed date.

 9. Electronic Authorization
 Yes Allianz accepts allocation, transfer, Index Effective Date change instructions, Performance Lock instructions, and other administrative instructions by electronic notification. Electronic authorizations include, but are not limited to, requests received by telephone, fax, email, or on our website. By selecting “yes”, I am authorizing and directing Allianz to act on electronic instructions from my Financial Professional and/or any qualified person in the employ or administrative support of my Financial Professional to transfer and allocate Contract Value among the variable investment options and any other available allocations options and authorization for Index Effective Date changes and Performance Locks. Notwithstanding my authorization to Allianz, I understand I must approve the transactions recommended by my Financial Professional prior to submission to Allianz, unless I have separately and independently given my Financial Professional discretion over my contract. This authorization remains in effect until revoked by me. If I have multiple Financial Professionals as my current Financial Professional, they may act independently.
If a Financial Professional is removed from my contract, any new Financial Professional added to my contract will have the same authority granted by this authorization. My Financial Professional shall maintain all required authorizations pursuant to Form ADV, power of attorney, agreement, or otherwise. If “yes” is not checked, electronic instructions will not be accepted from my Financial Professional or any qualified person in the employ or administrative support of my Financial Professional. Allianz will use reasonable procedures to confirm that these electronic instructions are valid. As long as these procedures are followed, the company and its officers, employees, representatives, and/or agents will be held harmless for any claim, liability, loss, or cost arising from unauthorized or fraudulent instructions. We reserve the right to deny any electronic transfer request, Index Effective Date change, Performance Lock, or allocation instruction change, and to discontinue or modify our electronic instruction privileges at any time for any reason.

 10. Certification of Taxpayer Identification Number
If you are applying for this product and/or requesting payments as a U.S. Person, the IRS requires you to agree to the following statements. If you are not a U.S. Person, you are not eligible to apply for this product.
Under penalties of perjury, I certify that:
1.	The Taxpayer Identification Number shown on this form is correct or I am waiting for a number to be issued to me.
2.	I am not subject to backup withholding because:
a.	I am exempt from backup withholding, or
b.	I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of failure to report all interest or dividends, or
c.	The IRS has notified me that I am no longer subject to backup withholding.
3.	I am a U.S. person, and
4.	The Foreign Account Tax Compliance Act (FATCA) code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.
 Check the box ONLY if the IRS has notified you that you are currently subject to backup withholding because you failed to report interest and dividends on your tax return.
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 11. Financial Professional
Notice to Financial Professional: Applicable product training must be completed for the state for which this sale occurred.
By signing below, the Financial Professional certifies to the following:
•	I am FINRA registered and state licensed for variable annuity contracts in all required jurisdictions; and I provided the Owner(s) with the most current prospectus.
•	The Owner statement regarding existing policies or annuity contracts is true and accurate to the best of my knowledge and belief.
•	The Owner statement as to whether or not an existing life insurance policy or annuity contract is being replaced is true and accurate to the best of my knowledge and belief.
•	I hereby certify that I only used sales materials that were previously approved by Allianz in my presentation.
•	I further certify that I left a copy of all sales material used during my presentation with the applicant.
•	I have provided the Owner with all appropriate disclosure and replacement requirements prior to the completion of this application.
•	If this is a replacement, include a copy of each disclosure statement and a list of companies involved.

Financial Professional’s signature (Primary)	B/D Rep. ID
First and last name (please print)	Percent split
Address	Telephone number
Email	Cell phone number
Financial Professional’s signature (Secondary)	B/D Rep. ID
First and last name (please print)	Percent split
Email	Cell phone number
Broker/dealer name (please print)
Authorized signature broker/dealer (if required) Commission options (please check one)
 A         B C D
(Some commission options may not be available through your Broker/Dealer. Please contact your Broker/Dealer to confirm which options are available.)

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 12. Agreements and Signatures
By signing below, I, the Owner, understand and agree to the following:
•	I received a prospectus and have determined that the variable annuity applied for is not unsuitable for my investment objectives, financial situation, and financial needs. It is a long-term commitment to meet my financial needs and goals.
•	I understand that the Contract Value may increase or decrease depending on the investment results of the Index Options and that there is no guaranteed minimum Variable Account Value.
•	To the best of my knowledge and belief, all statements and answers in this application are complete and true.
•	No representative is authorized to modify this agreement or waive any Allianz rights or requirements.
•	If this Contract is being funded by an indirect rollover, I have complied with the requirement that only one rollover is permitted within a one year period from all of the IRAs I own.
For information on current benefit features, restrictions or charges please review with your Financial Professional.
The statement of additional information is available at www.allianzlife.com.

As the authorized signer, please sign your name and date below in the appropriate space or we will not be able to process your request.
The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Signed at (City and State)
 Owner’s signature:    _________________________________________________________________________________     Date:__________________________________________________
MM/DD/YYYY

 Joint Owner’s signature:   ___________________________________________________________________________     Date:__________________________________________________
MM/DD/YYYY

Alternate signatures, if applicable

Trust: _______________________________________________________   as trustee of the:    ________________________________________________________________________________________          Date:   ____________________________________________________________________________________
                                         TRUSTEE’S SIGNATURE                                                                                                                        TRUST NAME (PRINTED)                                                                                                                     MM/DD/YYYY

Trust: _______________________________________________________   as trustee of the:    ________________________________________________________________________________________          Date:   ____________________________________________________________________________________
                                         TRUSTEE’S SIGNATURE                                                                                                                        TRUST NAME (PRINTED)                                                                                                                    MM/DD/YYYY

Trust: _______________________________________________________   as trustee of the:    ________________________________________________________________________________________          Date:   ____________________________________________________________________________________
                                         TRUSTEE’S SIGNATURE                                                                                                                        TRUST NAME (PRINTED)                                                                                                        MM/DD/YYYY

Power of attorney:    ______________________________________________________  by: _________________________________________________________________________  ____________________       Date:   ____________________________________________________________________________________
                                                                                          OWNER’S NAME (PRINTED)                                                            ATTORNEY IN FACT’S SIGNATURE(S)                                                                                                      MM/DD/YYYY
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Please submit your form through one of the options below:
Email completed forms to:
variableannuity@send.allianzlife.com
OR
Web Upload:
You can scan and upload your signed and completed form by logging in to your account at Allianzlife.com
OR
Mail:
Regular mail
Allianz Life Insurance Company of North America PO Box 59060
Minneapolis, MN 55459-0060

Overnight mail
Allianz Life Insurance Company of North America 5701 Golden Hills Drive
Minneapolis, MN 55416-1297

OR
Fax: 763.765.7912
Any questions? Call us at 800.624.0197

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The iShares® MSCI Emerging Markets ETF distributed by BlackRock Investments, LLC. iShares®, BLACKROCK®, and the corresponding logos are registered trademarks of BlackRock, Inc. and its affiliates (“BlackRock”) and are used under license. These trademarks have been licensed for certain purposes by Allianz Life Insurance Company of North America (“Allianz”) and its wholly-owned subsidiaries. Products offered by Allianz or its wholly-owned subsidiaries are not sponsored, endorsed, sold or promoted by BlackRock, and purchasers of such products do not acquire any interest in the iShares® MSCI Emerging Markets ETF nor enter into any relationship of any kind with BlackRock. BlackRock makes no representations or warranties, express or implied, to the owners of any products offered by Allianz or its wholly-owned subsidiaries, or any member of the public regarding the advisability of purchasing a product from Allianz or its wholly-owned subsidiaries.
BlackRock has no obligation or liability for any errors, omissions, interruptions or use of the iShares MSCI Emerging Markets ETF or any data related thereto, or with the operation, marketing, trading or sale of any products or services offered by Allianz and its wholly-owned subsidiaries.
The NASDAQ-100 Index® includes 100 of the largest domestic and international non-financial securities listed on The NASDAQ Stock
Market® based on market capitalization.
The Product(s) is not sponsored, endorsed, sold or promoted by Nasdaq, Inc. or its affiliates (Nasdaq, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Product(s). The Corporations make no representation or warranty, express or implied to the owners of the
Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Nasdaq-100 Index® to track general stock market performance. The Corporations’ only relationship to Allianz Life Insurance Company of North America (“Licensee”) is in the licensing of the NASDAQ®, and Nasdaq-100 Index® registered trademarks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index® which is determined, composed and calculated by NASDAQ without regard to Licensee or the Product(s). Nasdaq has no obligation to take the needs of the Licensee or the owners of the Product(s) into consideration in determining, composing or calculating the Nasdaq-100 Index®. The Corporations are not responsible for and have not participated in the determination of the timing of, prices of, or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).
THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES
OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
The Russell 2000® Index is an equity index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not affect the performance and characteristics of the true small-cap index.
The Russell 2000® Index (the “Index”) is a trademark of Frank Russell Company (“Russell”) and has been licensed for use by Allianz Life Insurance Company of North America (“Allianz”). Allianz products are not in any way sponsored, endorsed, sold or promoted by Russell or the London Stock Exchange Group companies (“LSEG”) (together the “Licensor Parties”) and none of the Licensor Parties make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the Index (upon which the Allianz product is based), (ii) the figure at which the Index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the Index for the purpose to which it is being put in connection with the Allianz product. None of the Licensor Parties have provided or will provide any financial or investment advice or recommendation in relation to the Index to Allianz or to its clients. The Index is calculated by Russell or its agent. None of the Licensor Parties shall be (a) liable (whether in negligence or otherwise) to any person for any error in the Index or (b) under any obligation to advise any person of any error therein.
The EURO STOXX 50® provides a blue-chip representation of supersector leaders in the Eurozone. The index covers 50 stocks from 11 Eurozone countries: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.
STOXX Limited, Deutsche Börse Group and their licensors, research partners or data providers have no relationship to Allianz Life Insurance Company of North America (“Allianz”), other than the licensing of the EURO STOXX 50® and the related trademarks for use in connection with Allianz products.
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STOXX, Deutsche Börse Group and their licensors, research partners or data providers do not:
•	sponsor, endorse, sell or promote Allianz products.
•	recommend that any person invest in Allianz products or any other securities.
•	have any responsibility or liability for or make any decisions about the timing, amount or pricing of Allianz products.
•	have any responsibility or liability for the administration, management or marketing of Allianz products.
•	consider the needs of Allianz products or the owners of Allianz products in determining, composing or calculating the EURO STOXX 50 or have any obligation to do so.
STOXX, Deutsche Börse Group and their licensors, research partners or data providers give no warranty, and exclude any liability (whether in negligence or otherwise), in connection with the Allianz products or their performance.
STOXX does not assume any contractual relationship with the purchasers of Allianz products or any other third parties.
Specifically,
•	STOXX, Deutsche Börse Group and their licensors, research partners or data providers do not give any warranty, express or implied, and exclude any liability about:
•	The results to be obtained by Allianz products, the owner of Allianz products or any other person in connection with the use of the EURO
STOXX 50 and the data included in the EURO STOXX 50;
•	The accuracy, timeliness, and completeness of the EURO STOXX 50 and its data;
•	The merchantability and the fitness for a particular purpose or use of the EURO STOXX 50 and its data;
•	The performance of Allianz products generally.
•	STOXX, Deutsche Börse Group and their licensors, research partners or data providers give no warranty and exclude any liability, for any errors, omissions or interruptions in the EURO STOXX 50 or its data;
•
Under no circumstances will STOXX, Deutsche Börse Group or their licensors, research partners or data providers be liable (whether in negligence or otherwise) for any lost profits or indirect, punitive, special or consequential damages or losses, arising as a result of such errors, omissions or interruptions in the EURO STOXX 50 or its data or generally in relation to Allianz products, even in circumstances where STOXX, Deutsche Börse Group or their licensors, research partners or data providers are aware that such loss or damage may occur.

The licensing Agreement between Allianz and STOXX is solely for their benefit and not for the benefit of the owners of Allianz products or any other third parties.
The S&P 500® Index is comprised of 500 stocks representing major U.S. industrial sectors.
The “S&P 500® Index” is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Allianz Life Insurance Company of North America (“Allianz”). S&P®, S&P 500®, US 500, and The 500 are trademarks of S&P Global, Inc. or its affiliates (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Allianz. It is not possible to invest directly in an index. Allianz products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). Neither S&P Dow Jones Indices nor any third party licensors make any representation or warranty, express or implied, to the owners of the Allianz products or any member of the public regarding the advisability of investing in securities generally or in Allianz products particularly or the ability of the S&P 500® Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to Allianz with respect to the S&P 500® Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500® Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Allianz or the Allianz products. S&P Dow Jones Indices have no obligation to take the needs of Allianz or the owners of Allianz products into consideration in determining, composing or calculating the S&P 500® Index. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of Allianz products. There is no assurance that investment products based on the S&P 500® Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment adviser, commodity trading advisory, commodity pool operator, broker dealer, fiduciary, promoter (as defined in the Investment Company Act of 1940, as amended), “expert” as enumerated within 15 U.S.C. § 77k(a) or tax advisor. Inclusion of a security, commodity, crypto currency or other asset within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, commodity, crypto currency or other asset, nor is it considered to be investment advice or commodity trading advice.
NEITHER S&P DOW JONES INDICES NOR THIRD PARTY LICENSOR GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500® INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY ALLIANZ, OWNERS OF THE ALLIANZ PRODUCTS, OR ANY
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OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500® INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT
LIABILITY, OR OTHERWISE. S&P DOW JONES INDICES HAS NOT REVIEWED, PREPARED AND/OR CERTIFIED ANY PORTION OF, NOR DOES S&P DOW JONES INDIES HAVE ANY CONTROL OVER, THE LICENSEE PRODUCT REGISTRATION STATEMENT, PROSPECTUS OR OTHER OFFERING MATERIALS. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND ALLIANZ, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

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